TIP FUNDS

                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND

                         SUPPLEMENT DATED MARCH 8, 2000
                    TO THE PROSPECTUS DATED JANUARY 31, 2000


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS:




The following disclosure should be included in the Prospectus

         The Turner Small Cap Growth Fund and Micro Cap Growth Fund are both closed to new investors due to capacity limits. The Turner Small Cap Growth Fund was closed to most new investors on August 29, 1997, and the Turner Micro Cap Growth Fund was closed to most new investors on March 7, 2000. Certain classes of existing shareholders may continue to invest in the funds. For more information on Turner's capacity limits please see page 25 of the Prospectus. There is additional information on these capacity limits in the SAI, which may be obtained by contacting an Investor Services Representative at 1-800-224-6312.


The Prospectus is hereby amended to reflect the addition of this information.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TUR-B-030-05